SETTLEMENT AGREEMENT AND RELEASE

     THIS SETTLEMENT AGREEMENT AND RELEASE ("Agreement") is made as of 30th day of September, 2004, by and between ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., a Florida corporation ("Entech") and Donald G. St. Clair, CPA ("St. Clair").

     WHEREAS, Entech owes St. Clair the sum of seventeen thousand five hundred dollars ($17,500) in connection with the merger of Parr Subb Two and Advanced Fuel Filtration Systems, Inc. ("AFFS"), a California corporation; and

     WHEREAS,  St. Clair has provided certain accounting services to Entech; and

     WHEREAS, the parties to this Agreement desire to settle all amounts owed by Entech to St. Clair in connection with the merger of Parr Subb Two and AFFS and accounting services provided by St. Clair to Entech up to and through August 30, 2004;

     NOW, THEREFORE, in satisfaction of any and all disputes and claims owing up to and through August 30, 2004, and in consideration of the release contained herein, the parties hereto agree as follows:

     1.   Payment.  Entech will pay nine hundred dollars ($900) and issue thirty
          -------
three thousand eight hundred sixty nine (33,869) shares of the Entech common stock (the "Shares") to St. Clair for services performed by him to Entech up to and through August 30, 2004.

     2.   Release.  In  consideration of the issuance of the Shares as set forth
          -------
in Paragraph 1 of this Agreement, St. Clair, for himself and his successor and assigns, will be deemed to have remised, released and forever discharged, and by these presents does, for himself and his successors and assigns, remise, release, and forever discharge Entech and its successors and assigns, of and from all manner of action and actions, causes of action, suits, debts and dues, claims and demands whatsoever, in law or in equity, which against Entech, St. Clair ever had, now has, or which it and its successors and assigns hereafter can, shall or may have, for, upon or by reason of the merger of Parr Subb Two and AFFS and accounting services rendered by St. Clair up to and through August 30, 2004.

     3.   Legend.  St.  Clair  understands  and  agrees  that  the  following
          ------
restrictions and limitations are applicable to his resales, hypothecations or other transfers of the Shares:

          (a) The Shares shall not be sold, pledged, hypothecated or otherwise transferred unless the Shares are registered under the Securities Act of 1933, as amended, and the securities laws of any state, or are exempt therefrom;

          (b) A legend in substantially the following form has been or will be placed on any certificate(s) or other document(s) evidencing the Shares:

     THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

          (c) Stop transfer instructions to the transfer agent of the Shares have been or will be placed with respect to the Shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph
(ii)  above;  an

          (d) The legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by the undersigned of certificate(s) or other document(s) for transfer.

          (e) St. Clair will be responsible for compliance with all conditions on transfer imposed by any federal or state securities statute and securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith.

     4.   Governing  Law. This Agreement shall be governed by and interpreted in
          --------------
accordance  with  the  laws  of  the  State  of  California.

     5.   Entire  Agreement.  This  Agreement  sets  forth  the entire agreement
          -----------------
between the parties with regard to the subject matter hereof. No other agreements, covenants, representations or warranties, expressed or implied, oral or written, have been made by either party to the other with respect to the subject matter of this Agreement. All prior and contemporaneous conversations, negotiations, possible and alleged agreements and representations, covenants and warranties with respect to the subject matter hereof are waived, merged herein and superseded hereby.

     6.   Modification  and  Revocation.  This  Agreement may not be modified or
          -----------------------------
revoked except by a written instrument executed by all parties to this Agreement.

     7.   Signatories. All signatories to this Agreement represent that they are
          -----------
duly authorized and have full power to enter into this Agreement.

     8.   Additional  Acts.  All parties shall execute and deliver all documents
          ----------------
and perform all further acts that may be reasonably necessary and useful to effectuate the purposes and provisions of this Agreement.

     9.   Multiple  Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first appearing above.

                                   ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.



                                   By___________________________________________
                                     Burr Northrop, President

                                   _____________________________________________

                                   ST. CLAIR


                                   By___________________________________________
                                     Name _______________________, Title________